Exhibit (10)(10)

                                                                 August 15, 1997

MEDICAL STERILIZATION INC.,
225 Underhill Blvd.
Syosset NY 11791

                                                         Re: Financing Agreement
                                                         Dated: October 17, 1994

It is mutually agreed that the above mentioned agreement between us shall be amended as hereinafter provided:

The Margin specified in the first sentence of Paragraph 3.1 is hereby amended to read, the Prime Rate plus two percent (2%) per annum.

Paragraph 3.2 is hereby amended to read as follows:

      3.2 For the contract year beginning February 1, 1998, and yearly thereafter, Borrower shall pay to Lender an annual facility fee in the amount of $10,000.00 in the aggregate for each contract year, payable in arrears in monthly installments of $833.33 per month. For the period from October 1, 1997 until January 31, 1998 the monthly installments shall be 833.33 per month, payable in arrears.

The number of days referred to in paragraph 5.1 for the collection and clearance of remittances is hereby amended to read three (3) Business days.

The renewal date specified in the first sentence of Paragraph 9.1 is hereby amended to read, January 31, 2000.

The foregoing amendment shall be effective as of October 1, 1997. In all other respects the terms and conditions of the aforesaid agreement, as the same may have heretofore been amended shall remain unchanged.

                                        ROSENTHAL & ROSENTHAL, INC.


                                        By: /s/ Sheldon Kaye
                                            ------------------------
                                            Sheldon Kaye
                                            Vice President

THE FOREGOING IS ACKNOWLEDGED
& AGREED TO:
MEDICAL STERILIZATION, INC.


By: /s/ D. Michael Deignan
    ------------------------
    D. Michael Deignan
    President and CEO

                                                                Exhibit (10)(10)

                                                                 August 15, 1997

MEDICAL STERILIZATION INC.,
225 Underhill Blvd.
Syosset NY 11791

                                                         Re: Financing Agreement
                                                         Dated: October 17, 1994

It is mutually agreed that the above mentioned agreement between us shall be amended as hereinafter provided:

The rate of advance specified in Paragraph 2.1 is hereby amended to read, eighty five percent (85%).

The foregoing amendment shall be effective as of August 15, 1997. In all other respects the terms and conditions of the aforesaid agreement, as the same may have heretofore been amended shall remain unchanged.

                                        ROSENTHAL & ROSENTHAL, INC.


                                        By: /s/ Sheldon Kaye
                                            ------------------------
                                            Sheldon Kaye
                                            Vice President

THE FOREGOING IS ACKNOWLEDGED
& AGREED TO:
MEDICAL STERILIZATION, INC.


By: /s/ D. Michael Deignan
    ------------------------
    D. Michael Deignan
    President and CEO